                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John E. Bailye, George T. Robson and Christopher
J. French, and each of them as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement, or a Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all extents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                       NAME                                                 TITLE
                       ----                                                 -----
                /s/ JOHN E. BAILYE
---------------------------------------------------
                  John E. Bailye                       Chief Executive Officer, President and Director

               /s/ GEORGE T. ROBSON
---------------------------------------------------    Senior Vice President and Chief Financial
                 George T. Robson                      Officer

             /s/ BERNARD M. GOLDSMITH
---------------------------------------------------
               Bernard M. Goldsmith                    Director

               /s/ EDWARD J. KFOURY
---------------------------------------------------
                 Edward J. Kfoury                      Director

               /s/ PAUL A. MARGOLIS
---------------------------------------------------
                 Paul A. Margolis                      Director

               /s/ JOHN H. MARTINSON
---------------------------------------------------
                 John H. Martinson                     Director

              /s/ TERENCE H. OSBORNE
---------------------------------------------------
                Terence H. Osborne                     Director